                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                       Date of Report: December 21, 2001


                                 SUNOCO, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Pennsylvania              1-6841                 23-1743282
       ------------              ------                 ----------
      (State or other          (Commission             (IRS employer
      jurisdiction of         file number)            identification
      incorporation)                                      number)

       Ten Penn Center, 1801 Market Street, Philadelphia, PA 19103-1699
       -----------------------------------------------------------------
       (Address of principal executive offices)               (Zip Code)

       (215) 977-3000
       ----------------------------------------------------------------
       (Registrant's telephone number, including area code)

Item 5.  Other Events.
         -------------

     Attached are exhibits amending the Company's bylaws and certain benefits plans.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

     (c) Exhibits
         --------

          3.(ii) Sunoco, Inc. Bylaws as amended and restated effective as of September 6, 2001.

         10.1 Sunoco, Inc. Long Term Performance Enhancement Plan, as amended and restated as of September 6, 2001.

         10.2 Sunoco, Inc. Long-Term Performance Enhancement Plan II, amended and restated as of September 6, 2001.

         10.3 Sunoco, Inc. Executive Long-Term Stock Investment Plan, amended and restated as of September 6, 2001.

         10.4 Sunoco, Inc. Directors' Deferred Compensation Plan, amended and restated as of September 6, 2001.

         10.5 Sunoco, Inc. Deferred Compensation Plan, amended and restated as of September 6, 2001.

         10.6 Sunoco, Inc. Savings Restoration Plan, amended and restated as of September 6, 2001.

         10.7 Sunoco, Inc. Executive Incentive Plan, as amended and restated effective September 6, 2001.

         10.8 Sunoco, Inc. Executive Retirement Plan, amended and restated as of September 6, 2001.

         10.9 Sunoco, Inc. Special Executive Severance Plan, amended and restated as of September 6, 2001.

         10.10 Sunoco, Inc. Executive Involuntary Severance Plan, amended and restated as of September 6, 2001.

         10.11 Form of Indemnification Agreement dated as of September 6, 2001, individually entered into between Sunoco, Inc. and various directors, officers and other key employees, as set forth more fully in the schedule attached therein.

         10.12 Directors' Deferred Compensation and Benefits Trust Agreement, by and among Sunoco, Inc., Bankers Trust Company and Towers Perrin, Forster & Crosby, Inc., dated as of January 11, 1999 and amended and restated as of September 6, 2001.

         10.13 Deferred Compensation and Benefits Trust Agreement, by and among Sunoco, Inc., Bankers Trust Company, and Towers, Perrin, Forster & Crosby, Inc., dated as of January 11, 1999 and amended and restated as of September 6, 2001.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


         SUNOCO, INC.


BY       s/ JOSEPH P. KROTT
         ------------------
         Joseph P. Krott
         Comptroller
         (Principal Accounting Officer)

DATE December 20, 2001

                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number                               Exhibit
-------   ----------------------------------------------------------------------

 3.(ii) Sunoco, Inc. Bylaws as amended and restated effective as of September 6, 2001.

10.1 Sunoco, Inc. Long Term Performance Enhancement Plan, as amended and restated as of September 6, 2001.

10.2 Sunoco, Inc. Long-Term Performance Enhancement Plan II, amended and restated as of September 6, 2001.

10.3 Sunoco, Inc. Executive Long-Term Stock Investment Plan, amended and restated as of September 6, 2001.

10.4 Sunoco, Inc. Directors' Deferred Compensation Plan, amended and restated as of September 6, 2001.

10.5 Sunoco, Inc. Deferred Compensation Plan, amended and restated as of September 6, 2001.

10.6 Sunoco, Inc. Savings Restoration Plan, amended and restated as of September 6, 2001.

10.7 Sunoco, Inc. Executive Incentive Plan, as amended and restated effective September 6, 2001.

10.8 Sunoco, Inc. Executive Retirement Plan, amended and restated as of September 6, 2001.

10.9 Sunoco, Inc. Special Executive Severance Plan, amended and restated as of September 6, 2001.

10.10 Sunoco, Inc. Executive Involuntary Severance Plan, amended and restated as of September 6, 2001.

10.11 Form of Indemnification Agreement dated as of September 6, 2001, individually entered into between Sunoco, Inc. and various directors, officers and other key employees, as set forth more fully in the schedule attached therein.

10.12 Directors' Deferred Compensation and Benefits Trust Agreement, by and among Sunoco, Inc., Bankers Trust Company and Towers Perrin, Forster & Crosby, Inc., dated as of January 11, 1999 and amended and restated as of September 6, 2001.

10.13 Deferred Compensation and Benefits Trust Agreement, by and among Sunoco, Inc., Bankers Trust Company, and Towers, Perrin, Forster & Crosby, Inc., dated as of January 11, 1999 and amended and restated as of September 6, 2001.

                                         Securities Exchange Act of 1934
                                         Form 8-K
                                         Sunoco, Inc.
                                         File Number 1-6841


                                         December 21, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549-1004
Attn: Document Control - EDGAR


Ladies and Gentlemen:

In accordance with the provisions of Operational EDGAR and the Securities Exchange Act of 1934, this Form 8-K Current Report for Sunoco, Inc. is electronically transmitted.

                                      Very truly yours,

                                      by: s/ Michael F. Baker
                                      -------------------------
                                      Michael F. Baker
                                      Manager, External Reporting

MFB/pb
Enclosures

cc:    New York Stock Exchange, Inc.
       Philadelphia Stock Exchange, Inc.
       Alberta Securities Commission
       New York Mercantile Exchange
       AMEX